Midwest Utility Seminar

Chicago, IL April 12, 2005

Forward-Looking Statements Disclosure

The following presentation contains some “forward-looking statements” with respect to Westar Energy Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth. The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.

Although we believe that the expectations and goals reflected in such forward-looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect. Please review our 2004 annual report on Form 10-K for important risk factors that could cause results to differ materially from those in any such forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

Management Team Present

Greg Greenwood Bruce Burns Jeff Beasley

Treasurer

Director Investor Relations

Director Corporate Finance

Back to Basics Transformation is Complete

Experienced utility leadership

Executed debt reduction plan set out for investors and regulators nine months ahead of schedule

Open communication and cooperation focused on fostering strong relationships

Emphasis on regulatory outcomes

Vertically Integrated Kansas Utility

Topeka

Kansas

Key Operational Facts:

650,000 customers

Nearly 6,000 MW of generation – 2004 reserve margin 20% 11,000 sq mile service territory 34,500 miles of T & D

2,000 employees

Kansas retail market remains fully regulated

Diverse Customer Base

2004 Retail Sales by Class

Residential 32%

Commercial 37%

Other 1%

Industrial 30%

1% annual customer growth ~ 2 – 3% retail sales growth.

MWh by Year

Retail Wholesale

Millions of MWh

30 25 20 15 10 5 0

1999 2000 2001 2002 2003 (1) 2004

(1) No adjustment for divestiture of 10,000 rural retail customers.

Self-Sufficient Generation

100% of generating assets in regulated cost of service

Self-sufficiency minimizes market exposure

Total System Capacity

0 1,000 2,000 3,000 4,000 5,000 6,000

18%

20% 18%

15%

Capacity Margin

System Peak Responsibility

2003

2004

2005

2006

Competitive Low-Cost Generation Portfolio

As Optimized

Gas/Oil 5%

Uranium 16%

Coal 79%

Installed Capacity

Gas/Oil 34%

Uranium 9%

Coal 57%

Fuel Cost by Source $/MWh

(2004) $52.99

$55.00

$50.00

$45.00

$40.00

$35.00

$30.00

$25.00

$20.00

$15.00

$10.00

$5.00

$0.00

Avg. Fuel Cost: $12.78 $4.05

Uranium $12.44

Coal

Gas / Oil

High Performing Generating Assets

2004 Performance

90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

78% 71%

90% 88%

Westar Industry Ave.

7% 7%

Base Load Capacity Factor

Intermediate & Peaking Availability Factor

Fleet Equivalent Forced Outage Rate

Wolf Creek

Three-year average production cost second lowest in the nation among single-unit systems; competitive with most multi-unit fleets

Refueling year Non Refueling year

Capacity Factor

50% 60% 70% 80% 90% 100% 110%

90%

88%

102%

88%

87%

99%

1999 2000 2001 2002 2003 2004

Recent Events

Recent Events

Settled remaining Protection One issues Pension related FAS 87 adjustment

Approximate $28 million minimum pension liability at 12/31/04

Offset by regulatory asset

First Mortgage Bond Financing

Sold $250 million first mortgage bonds 1/18/05

$125 million 5.15% due 2017

$125 million 5.95% due 2035

Called $260 million 9.75% senior notes effective 2/17/05

Weighted cost of debt 6.3%

January 2005 Ice Storm

Cost of $38 - $42 million

$6 - $8 million capital cost

$32 - $36 maintenance expense

Requested and received authority to defer maintenance expense

$28 to $32 million (maintenance expense less $4 million reduction in the storm reserve)

Storm reserve now approximately $3 million

Carrying charge of 9.08%

Ratemaking treatment of regulatory asset to be determined in 2005 rate case

Focus in 2005

Low Utility Rates

Lowest rates in Kansas

26% and 18% below national average

8.0¢

7.0¢

6.0¢

5.0¢

4.0¢

3.0¢

2.0¢

1.0¢

0.0¢

Cents per KWh

5.5¢

6.1¢

6.6¢

7.4¢

6.4¢

National Average = 7.5¢

Average rate in Kansas = 6.0¢

Westar Energy North

Westar Energy South

Empire District Electric (KS)

Aquila (formerly West Plains, KS)

Kansas City Power and Light (KS)

Westar Energy North/South rate differential has largely been eliminated, and our rate plan will seek further rate alignment

Source: EEI July 1, 2004

Current Focus

Successful rate review in 2005

Constructive relationship exists

Kansas regulation has been historically balanced

Continue to minimize operating risk

Resolve EPA “new source” review & related issues

Settlement discussions ongoing

Will seek timely recovery of related costs in upcoming rate review

Develop and execute long-term energy supply plan

Conclude litigation against former management

Reducing Risk

Business

Single line of business

Financial

Typical utility capital structure

Operating

System reliability

Fuel supply

Regulatory

Reduced Financial Risk

Dramatic De-leveraging

December 31, 2002

(millions)

Debt $3,590

Preferred 21

Common 957

Total Capitalization $4,568

December 31, 2004

(millions)

Debt $1,705

Preferred 21

Common 1,388

Total Capitalization $3,114

Common 21%

Preferred < 1%

Debt 78%

Preferred < 1%

Common 45%

Debt 54%

Reliability & Customer Relationships

Improved tree trimming Infrared / inspection programs Fuse coordination Apprentice program “Virtual Hold” Providing estimated restoration time

Fuel Supply

Coal Supply

Westar-operated plant supply (80%)

75% under contract through 2020 (10+ MM tons/yr)

70% has no market openers

30% reopened on price every 5 years

?Next reopening in 2008

All volumes have cost escalators

25% under contract until 2007 – 2009 (3.5 MM tons/yr)

100% at fixed price or capped through 2007

70% at fixed price or capped through 2009

$12.3 million gain on mark-to-market of coal contract at 3/31/05

To reverse over remaining life of coal contract

Co-owned plant supply managed by GXP (20%)

Fixed price volumes under contract

‘05 ‘06 ‘07 ‘08

100% 90% 70% 35%

Uranium and Gas/Oil

Gas/Oil

No significant quantities of gas or oil hedged

Uranium

100% of uranium and uranium conversion under contract through September 2009

Experiencing no delivery issues

Gas/Oil 5%

Uranium 16%

Coal 79%

Illustrative Market Opportunities

Typical Spring/Fall Day

6,000

5,000

4,000 Capacity

3,000 MW

2,000 1,000 0

1:00 3:00

5: 00

7:00 9:00

11:00

13:00

15:00

17:00

19:00 21:00 23:00

Current Fuel Cost $/MWh

Gas/Oil $53

Coal $12

Nuclear $4

Energy Marketing Supports Plant Utilization

Trades occur primarily where we can physically send/receive power (SPP, MAIN, ECAR, MAPP, SERC)

Power sales and purchases generally physically backstopped

Minimize risk of loss in the event of counter party failure

Utility has first call on wholesale transactions to meet native load

Energy Marketing seeks to optimize Westar’s usage of its generation portfolio

Rates & Regulation

Ratemaking in Kansas

Generally conservative, but open to new ideas

Historical test year used, but with some forward-looking adjustments

Statutory 240 days for rate cases History of allowing reasonable ROEs Environmental cost recovery

Regulation in Kansas

Three Commissioners appointed by governor (no more than 2 from same political party)

Term Ending

Brian Moline, (D) Chairman March 15, 2006

Robert Krehbiel, (D) March 15, 2007

Michael Moffet (R) March 15, 2008

Commission staff – combination of appointments and civil service positions

Staff of 46 in the utilities division

Common interveners in Kansas regulatory process

Citizens Utility Ratepayers Board (CURB)

Kansas Industrial Consumers (KIC)

Wichita School District

2005 Rate Case Timeline

Approximate Dates

Pre-file notice (April 2005) Company files (May 2005) Interventions Discovery

Interveners file (~August 2005) Rebuttal testimony (~September 2005) Public hearings Pre-hearing conference

Technical hearings (~October 2005) Briefs (~November 2005) Decision (December 2005) Rates implemented (January 2006)

Rate Case Approach

A traditional filing, but to include alternative rate making proposal Key components

Fuel adjustment clause

Wholesale margin sharing mechanism Environmental tracker mechanism Transmission formula rate

Further align gap between North and South rates Increase in depreciation rates of $25—$30 million Storm recovery of $50 million over 3 to 5 years

Investment Considerations

Conservative Dividend Policy

2004 dividend payout ratio only 51%

Target 60% to 75% payout

2005 may approach lower end of range

Next dividend review planned for early 2006

Investment Highlights

Pure utility / constructive regulation

Diverse customer mix / below average utility rates Reliable, low-cost generating assets Stable environment / improving returns Attractive dividend policy

Appendix

2005 Ongoing Earnings Guidance

2004 GAAP EPS $2.14

Less: Special items (a) 0.65

2004 Ongoing EPS (Non-GAAP) $1.50

2005 Earnings Drivers and Adjustments:

Weather $0.11—0.15

Sales growth 0.05—0.10

Income taxes (0.07)

Fuel (0.13—0.16)

Discontinuation of shared services (0.03—0.05)

Pension & medical (0.05—0.07)

O&M / SG&A (0.07—0.10)

Share dilution (0.06—0.09)

Interest savings (net) 0.11—0.14

Refinancing opportunities 0.04—0.15

Corporate-owned life insurance 0.10

2005 Ongoing EPS Guidance (Non-GAAP) $1.50—$1.60

(in millions unless otherwise noted)

Average shares outstanding 86—87

Depreciation & amortization $169—$171

Capital expenditures (including cost of removal) $210

Effective tax rate 28%—30%

The effects of the listed earnings drivers and adjustments are not necessarily independent of one another, and the combination of effects can cause individual impacts smaller or larger than the ranges indicated.

(a) Reconciliation to 2004 GAAP EPS is contained in Appendix

Ongoing Earnings Guidance Measure

“Ongoing earnings” is a non-GAAP (generally accepted accounting principles) financial measure that differs from GAAP earnings because it excludes the effect of special items. Westar Energy provides ongoing earnings in addition to GAAP earnings because it believes this measure provides investors with a useful indicator of results comparable between periods because it excludes the effects of special items that may not recur or may occur on an irregular or unpredictable basis. Management uses ongoing earnings to provide a more meaningful view of Westar Energy’s fundamental earnings power. This measure is used internally with management and the board of directors to evaluate business performance.

Investors should note that this non-GAAP measure involves judgments by management including whether an item is classified as a special item. Ongoing earnings should not be considered an alternative to, or more meaningful than, GAAP earnings. Westar Energy’s ongoing earnings may not be comparable to a similarly titled measure of another company.

Westar Energy is unable to reconcile 2005 ongoing earnings guidance to 2005 GAAP earnings per share because the future impact of the special items is not predictable. An identified special item for 2005 will be the legal fees and related expenses incurred in connection with litigation related to former senior management and shareholder lawsuits. Westar Energy is unable to predict the level of these expenses but estimates that these fees and expenses may be at least $6 million in 2005.

Reconciliation of Special Items

Consolidated Earnings and Earnings Per Share Year Ended December 31

(Unaudited)

Earnings Earnings per Share

2004 2003 2004 2003

Income from continuing operations $100,080 $162,915 $1.21 $2.25

Results of discontinued operations, net of tax 78,790 (77,905) 0.95 (1.08)

Preferred dividends 970 968 0.01 0.01

Earnings available for common stock $177,900 $84,042 $2.14 $1.16

Reconciliation of GAAP to Non-GAAP

Earnings available for common stock $177,900 $84,042 $2.14 $1.16

Special Items (After-tax):

Discontinued operations 78,790 (77,905) 0.95 (1.08)

Gain on sale of utility assets - 7,468 - 0.10

Settlement of call option - (9,876) - (0.14)

Investigation / litigation expense (11,014) (5,757) (0.13) (0.08)

RSU vesting for former management (2,750) - (0.03) -

Gain on sale of ONEOK stock - 59,817 - 0.83

Loss on debt retirement (11,346) (7,368) (0.14) (0.10)

Lease buy-out on aircraft - (6,116) - (0.08)

Total Special Items 53,680 (39,737) 0.65 (0.55)

Ongoing Earnings $124,220 $123,779 $1.50 $1.71

“Ongoing earnings” is a non-GAAP (generally accepted accounting principles) financial measure that differs from GAAP earnings because it excludes the effect of special items. Westar Energy provides ongoing earnings in addition to GAAP earnings because it believes this measure provides investors with a useful indicator of results comparable between periods because it excludes the effects of special items that may not recur or may occur on an irregular or unpredictable basis. Management uses ongoing earnings to provide a more meaningful view of Westar Energy’s fundamental earnings power. This measure is used internally with management and the board of directors to evaluate business performance.

Westar Energy Investor Contact

Bruce Burns Director Investor Relations 785-575-8227 bruce_burns@wr.com